                                                                    Exhibit 10.6


        WHEREVER CONFIDENTIAL INFORMATION IS OMITTED HEREIN (SUCH OMISSIONS ARE DENOTED BY AN ASTERISK), SUCH CONFIDENTIAL INFORMATION HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


                                  MASTER LEASE

                      THIS DOCUMENT SECURES FUTURE ADVANCES

                           Dated as of April 23, 2002


                                     between


                              CITRIX SYSTEMS, INC.,
                                 as the Lessee,

                                       and


                            SELCO SERVICE CORPORATION
                                 as the Lessor.

                            -------------------------

                      Lease Financing of Various Properties


================================================================================

      This Lease is subject to a lien in favor of the Lenders created pursuant to the Loan Agreement. This Lease has been executed in several counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Administrative Agent, on or following the signature page hereof.

               This counterpart is [not] the original counterpart.

STATE OF FLORIDA DOCUMENTARY STAMP TAX IN THE AMOUNT REQUIRED BY LAW HAS BEEN PAID ON THE MORTGAGE DEED SECURITY AGREEMENT, FIXTURE FILING AND LEASE SUPPLEMENT NO. 1 BY CITRIX SYSTEMS, INC. TO SELCO SERVICE CORPORATION DATED APRIL 23, 2002, RECORDED IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

                                                                    Master Lease


                                  MASTER LEASE

                     THIS DOCUMENT SECURES FUTURE ADVANCES

      THIS MASTER LEASE (this "Lease"), dated as of April 23, 2002, between CITRIX SYSTEMS, INC., a Delaware corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"), and SELCO SERVICE CORPORATION, an Ohio corporation, as Lessor (in such capacity, the "Lessor").

                             W I T N E S S E T H:

      WHEREAS, pursuant to the Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), among the Lessee, Citrix Capital Corp., as Guarantor, the Lessor, the Lenders described therein, Key Corporate Capital Inc., as Administrative Agent, and the other parties named therein, the Lessor has agreed to acquire title to certain Properties and the Lenders and the Lessor have agreed to finance such acquisition;

      WHEREAS, the Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Lessor, such Properties; and

      WHEREAS, such Properties will be subject to the terms of this Lease.

      NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Definitions; Interpretation.

      Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Appendix A to the Participation Agreement, and the rules of interpretation set forth in such Appendix A shall apply to this Lease.

                                                                    Master Lease


                                   ARTICLE II

                                      LEASE

      SECTION 2.1. Acceptance and Lease of the Properties. Subject to the conditions set forth in the Participation Agreement, including without limitation the satisfaction or waiver of the conditions set forth in Article VI thereof, the Lessor hereby covenants and agrees to acquire each Property. Subject to the terms and conditions contained in this Lease, the Lessor agrees that it shall, commencing on the first day of the Basic Term with respect to a Property, demise and lease to the Lessee hereunder and under the Lease Supplements for the Basic Term the Lessor's interest in such Property, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to lease from the Lessor for the Basic Term, the Lessor's interest in such Property.

      SECTION 2.2. Acceptance Procedure. The Lessee hereby agrees that the Lessor's acquisition of each title to each Property shall, without further act, constitute the acceptance by the Lessee of each Property for all purposes of this Lease and the other Operative Documents on the terms set forth herein and therein, and that each Property, shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of the first day of the Basic Term therefore. Each Property shall be made subject to this Lease pursuant to a Lease Supplement in substantially the form of Exhibit I hereto with such changes as are appropriate under Applicable Law for the jurisdiction in which such Property is located.

      SECTION 2.3. Basic Term. The Basic Term (the "Basic Term") of this Lease with respect to each Property shall begin on the Closing Date therefore and shall end on the Expiration Date.

      SECTION 2.4. Title. Each Property is leased to the Lessee without any representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including, without limitation, all Liens other than Lessor Liens or any Liens arising in respect of the Security Documents) and all Applicable Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to any Property other than resulting from Lessor Liens or any Liens arising in respect of the Security Documents.

                                  ARTICLE III

                                 PAYMENT OF RENT

      SECTION 3.1. Rent. (a) (a) During the Basic Term for each Property, the Lessee shall pay Basic Rent for such Property to the Administrative Agent, for the benefit of the Lessor, on each Basic Rent Payment Date, on the date required under Section 20.1(k) in connection with the Lessee's exercise of the Remarketing Option and on any date on which this Lease shall terminate with respect to such Property. The Lessor shall provide the Lessee with a telephonic (facsimile) or electronic invoice with respect to the amount of Basic Rent due on any applicable Basic Rent

                                                                    Master Lease


Payment Date; provided, however, that: (i) the Lessor shall have no liability to the Lessee if it fails to provide any invoice, (ii) the failure to provide any invoice shall not affect the rights of the Lessor hereunder in any manner whatsoever and (iii) the failure to provide any invoice shall not extend the due date of any payment of Basic Rent.

      (b) The Lessee's inability or failure to take possession of all or any portion of the Property upon the Closing Date shall not delay or otherwise affect the Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

      SECTION 3.2. Payment of Rent. Rent shall be paid absolutely net to the Administrative Agent entitled thereto, so that this Lease shall yield to such Person the full amount thereof, without setoff, deduction or reduction.

      SECTION 3.3. Supplemental Rent. The Lessee shall pay to the Lessor or any other Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor and such other Persons shall have all rights, powers and remedies provided for herein or by law or equity or otherwise. Subject to the exception set forth in Section 3.1(a) above, the Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by Applicable Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement to which Lessee is a party or which is authorized in writing by the Lessee with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

      SECTION 3.4. Method of Payment. Each payment of Rent payable by the Lessee under this Lease or any other Operative Document shall be made by the Lessee to the Payment Account maintained by the Administrative Agent as assignee of the Lessor under the Assignment of Lease and Rent (or, if all Loans and all other amounts owing to the Lenders under the Operative Documents have been paid in full and all Commitments of the Lenders have been permanently terminated, to the Lessor) prior to 1:00 p.m.., New York City time, to the account specified by the Administrative Agent in immediately available funds on the date when such payment shall be due. Payments received after 1:00 p.m., New York City time, on the date due shall for the purpose of Section 16.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of
Section 3.3 hereof, such payments shall be deemed received on the next succeeding Business Day and, unless the Lenders and the Lessor, as applicable, are able to invest or employ such funds on the date received, subject to interest at the Overdue Rate as provided in such Section 3.3.

                                                                    Master Lease


                                   ARTICLE IV

                        QUIET ENJOYMENT; RIGHT TO INSPECT

      SECTION 4.1. Quiet Enjoyment. Subject to Sections 2.4 and 4.2, and subject to the rights of the Lessor contained in Article XV and the other terms of the Operative Documents to which the Lessee is a party, the Lessee shall peaceably and quietly have, hold and enjoy each Property for its Basic Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the Closing Date for such Property. Such right of quiet enjoyment is independent of, and shall not affect the Lessor's rights otherwise to initiate legal action to enforce the obligations of the Lessee under this Lease. If any Lessor Lien interferes with Lessee's use or operation of the Properties, Lessor shall promptly remove or modify the applicable Lessor Lien as necessary to remove such interferences, and any failure by Lessor to do so shall render Lessor liable to Lessee for any monetary damage proximately caused thereby.

      SECTION 4.2. Right to Inspect. During the Basic Term, the Lessee shall upon reasonable notice from the Lessor, permit the Lessor and its authorized representatives, agents and permitees (each an "Inspecting Party") to inspect each Property during normal business hours at such Inspecting Party's expense, provided that such inspections shall not unreasonably interfere with the Lessee's business operations at the Property and shall be subject to Lessee's reasonable security and health and safety requirements and policies. So long as no Event of Default has occurred and is continuing, the Inspecting Party shall give Lessee in five (5) Business Days advance written notice before entering upon any Property for an inspection thereof. Each Inspecting Party shall hold in confidence any trade secrets of the Lessee obtained in the course of any inspection and, at the request of the Lessee, shall execute commercially reasonable confidentiality agreements with respect thereto.

                                   ARTICLE V

                                 NET LEASE, ETC.

      SECTION 5.1. Net Lease. This Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of any Property or any part thereof, or the failure of any Property to comply with all Applicable Law, including any inability to occupy or use the Property or any part thereof by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Property or any part thereof, (iii) any restriction, prevention or curtailment of or interference with the construction on or any use of any Property or any part thereof including eviction; (iv) any defect in title to or rights to any Property or any Lien on such title or rights or on any Property (other than Permitted Liens); (v) any change, waiver, extension, indulgence or other action or

                                                                    Master Lease


omission or breach in respect of any obligation or liability of or by the Administrative Agent or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to any Obligor, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of any Obligor, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation any Participant or any vendor, manufacturer, contractor of or for any Property; (viii) any failure on the part of the Lessor or any other Lessor to perform or comply with any of the terms of this Lease (other than performance by the Lessor of its obligations set forth in Section 2.1 hereof), of any other Operative Document or of any other agreement;
(ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof, (x) the impossibility or illegality of performance by the Lessee, the Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; or (xii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing; and any provisions of Applicable Law which are contrary to the foregoing are hereby waived to the fullest extent permitted by law. The Lessee's agreement in the preceding sentence shall not affect any claim, or right (other than the right to offset Basic Rent) the Lessee may have against the Lessor or any Participant pursuant to the Operative Documents or otherwise. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

      SECTION 5.2. No Termination or Abatement. The Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease (except as provided herein), notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor or any Participant, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidation of the Lessor or any Participant or by any court with respect to the Lessor or any Participant. The Lessee hereby waives all right to terminate or surrender this Lease (except as provided herein) or except as a consequence of a reduction in the Lease Balance as a result of Casualty or Condemnation proceeds pursuant to the terms of Section 14.1(a) of this Lease, or as a result of a purchase of any or all of the Properties pursuant to Section 18.1 of this Lease, to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to the Lease Balance. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives to the fullest extent permitted by law any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease and the Operative Documents. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                                                    Master Lease


                                   ARTICLE VI

                       ASSIGNMENT AND SUBLEASING BY LESSEE

      SECTION 6.1. General. THE LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF THE ADMINISTRATIVE AGENT AND EACH PARTICIPANT, TRANSFER, ASSIGN OR ENCUMBER THIS LEASE OR ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER OR SUBLEASE ANY PROPERTY OR ANY PART THEREOF EXCEPT AS PERMITTED BY SECTION 6.2 OR 6.3, AND ANY SUCH TRANSFER, ASSIGNMENT, ENCUMBRANCE OR SUBLEASE THAT IS NOT SO PERMITTED SHALL BE NULL AND VOID. ALL OF THE LEASES OF THE PROPERTY LISTED ON SCHEDULE IV TO THE PARTICIPATION AGREEMENT, ARE SUBORDINATE TO THIS LEASE AS SUBLEASES OF THE LESSEE'S INTEREST IN THE PROPERTY, AND LESSOR HEREBY CONSENTS TO SUCH SUBLEASES AS PERMITTED SUBLEASES OF THE PROPERTY.

      SECTION 6.2. Subletting. After the Closing Date for any Property, the Lessee may sublease such Property or any portion thereof to any Person; provided, however, that: (a) no such sublease or other relinquishment of possession of any Property shall in any way discharge or diminish any of the obligations of the Lessee to the Lessor and the other Participants under this Lease and the other Operative Documents and the Lessee shall remain directly and primarily liable under this Lease and the other Operative Documents to which it is a party; (b) each sublease of any Property shall expressly be made subject to and subordinated to this Lease and to the rights of the Lessor hereunder; (c) such sublease shall expressly provide for the immediate surrender of the applicable Property to the Lessor after notice from the Lessor to such sublessee of the occurrence of a Lease Event of Default and a request for such surrender; and (d) such sublease shall expressly provide for automatic termination at or prior to the earlier of (i) the Expiration Date and (ii) the termination of this Lease pursuant to a Lease Event of Default unless the Lessee shall have exercised its Purchase Option and purchased the Property pursuant to Section
18.1. On the Closing Date for certain Properties, such Properties may be subject to existing subleases the terms of which may extend beyond the Expiration Date. The Lessee shall, prior to the Closing Date for any such Property, fully disclose the existence of such subleases to each Participant, provide true and correct copies of such subleases to the Lessor and Administrative Agent and represent that such subleases are on reasonable commercial terms. The Lessee shall collaterally assign all such subleases to the Lessor and shall use reasonable commercial efforts to obtain from each such sublessee agreements to subordinate such sublease to this Lease.

      SECTION 6.3. Permitted Transfers. Notwithstanding the foregoing provisions of Section 6.1, Lessee may, without the necessity of obtaining the consent of Lessor, assign this Lease or sublease the Property (or a part thereof) to any person, firm or corporation (hereinafter a "Permitted Transferee"): (i) that is owned by or controlled by the Lessee, or (ii) that is owned either directly or indirectly by or is controlled by the principal shareholder or shareholders of Lessee (or if Lessee becomes a limited liability company or partnership by its members or partners), or (iii) that arises in connection with a spin off of the division or business of Lessee located at the Property to the shareholders of Lessee or its parent, or (iv) that has acquired all or

                                                                    Master Lease


substantially all of the assets or business of Lessee at the Property, or its shares, or membership or partnership interests, whether by purchase or merger; provided in each case that the following conditions are met: (a) a Lease Event of Default shall not have occurred and be continuing at the time of the assignment or transfer; (b) Guarantor shall expressly agree in writing to guarantee the obligations of the Permitted Transferee under the Operative Documents on the same terms and conditions as contained in the Guaranty, such agreement shall be in form and substance satisfactory to the Lessor; (c) if the transfer is by assignment, the Permitted Transferee shall furnish to Lessor prior to the effective date of the assignment a written instrument reasonably satisfactory to Lessor in which assignee agrees to assume and be bound by all the conditions, obligations and agreements of Lessee contained in this Lease and the other Operative Documents, together with opinions of counsel in form and substance reasonably satisfactory to the Lessor and Administrative Agent; and
(d) the use or uses of any Person to whom this Lease is transferred to shall be such that they do not impair the value or utility of the Properties. The Lessee shall notify the Lessor promptly, and in any event not less than thirty (30) days prior to the date of any such proposed permitted transfer, and shall provide the Lessor and the Lenders with the terms of such permitted transfer.

                                  ARTICLE VII

                             LESSEE ACKNOWLEDGMENTS

      SECTION 7.1. Condition of the Property. THE LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE ADMINISTRATIVE AGENT OR ANY PARTICIPANT AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS AND LIENS ARISING UNDER THE SECURITY DOCUMENT), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF APPLICABLE LAW WHICH MAY EXIST ON THE DATE HEREOF OR ON THE ACQUISITION DATE. NEITHER THE ADMINISTRATIVE AGENT NOR ANY PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO THE ADMINISTRATIVE AGENT OR SUCH PARTICIPANT, AS THE CASE MAY BE AND LIENS ARISING UNDER THE SECURITY DOCUMENTS, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT (EXCEPT SECTION 4.1 HEREOF) WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO EACH PROPERTY (OR ANY PART THEREOF) AND NEITHER THE LESSOR NOR ANY OTHER PARTICIPANT SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO THE LESSOR OR SUCH OTHER PARTICIPANT AND LIENS ARISING UNDER THE SECURITY DOCUMENTS)

                                                                    Master Lease


OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW.

      SECTION 7.2. Risk of Loss. Subject to the terms of Section 14.1 of this Lease, during the Basic Term with respect to any Property the risk of loss of or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and except for loss or damages arising from the gross negligence or willful misconduct of, or breach of this Lease by the Lessor, the Administrative Agent, any Participant or their respective agents, employees or contractors, neither the Lessor, the Administrative Agent nor any Participant shall in any event be answerable or accountable to Lessee therefor.

      SECTION 7.3. No Obligation of Lessor to Repair, etc. The Lessor shall under no circumstances be required to build any improvements on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease (other than for Advances made in accordance with and pursuant to the terms of the Participation Agreement) or maintain any Property in any way. The Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of any Property or (ii) make repairs at the expense of the Lessor pursuant to any Applicable Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Basic Term.

      SECTION 7.4. No Liability of Participants, etc. Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor or any other Participant, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, THE ADMINISTRATIVE AGENT NOR ANY PARTICIPANT IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE OR TO ANYONE HOLDING ANY INTEREST IN ANY PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR OR ANY LENDER IN AND TO ANY PROPERTY.

                                  ARTICLE VIII

                    POSSESSION AND USE OF EACH PROPERTY, ETC.

      SECTION 8.1. Utility Charges. The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on each Property during the Basic Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

                                                                    Master Lease


      SECTION 8.2. Possession, Use and Operation of each Property. Each Property shall be used, operated and maintained in a manner consistent with this Lease and the standards applied by the Lessee for other facilities similar to the Property owned or leased by Affiliates of the Lessee and consistent with the use assumptions set forth in the Appraisal for such Property. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of each Property as contemplated by this Lease. The Lessee shall not commit or permit any waste or abandonment of any Property or any part thereof.

      SECTION 8.3. Compliance with Applicable Laws and Insurance Requirements; Necessary Permits, etc. Subject to the terms of Article XII relating to permitted contests, the Lessee, at its sole cost and expense, shall:

      (a) comply in all material respects with: (i) all Applicable Law (including all Environmental Laws) and (ii) all applicable Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XX, whether or not compliance therewith shall require structural or extraordinary changes in such Property or interfere with the use and enjoyment of such Property, and

      (b) procure, maintain and comply in all material respects with all Necessary Permits, and notify the Lessor within ten (10) days of a senior officer of the Lessee having knowledge of any actual or pending termination or revocation of any Necessary Permit.

Notwithstanding the preceding sentence, the Lessee shall be deemed to be in compliance with all Environmental Laws for purposes of this Lease, notwithstanding any Environmental Violations, if the severity of such Environmental Violations is less than the Federal, State or Local standards requiring remediation or removal or, if such standards are exceeded, remediation or removal is proceeding in accordance with all applicable Hazardous Materials Laws and will be completed no later than the Expiration Date.

      SECTION 8.4. Lessee's Right to Enforce Warranties.

      (a) So long as no Lease Event of Default has occurred that is continuing (unless the enforcement of any such warranty or claim is necessary to cure, in whole or in part, any such Lease Event of Default), the Lessor agrees to authorize the Lessee (directly or through agents) at the Lessee's expense to assert during the Basic Term, all of the Lessor's rights (if any) under any applicable warranty and any other claim that the Lessor, or the Lessee may have against any dealer, vendor, manufacturer, contractor or subcontractor or the previous Property owner with respect to any Property.

      (b) So long as no Lease Event of Default has occurred that is continuing (unless the enforcement of any such warranty or claim is necessary to cure, in whole or in part, any such Lease Event of Default), the Lessor agrees, at the Lessee's expense, to cooperate with the Lessee and take all other action necessary as specifically requested by the Lessee to enable the Lessee to enforce all of Lessee's rights (if any) under this Section 8.4, such rights of enforcement to be exclusive to the Lessee. During the Basic Term (except during the continuance of a Lease Event

                                                                    Master Lease


of Default), the Lessor will not amend, modify or waive, or take any action under, any applicable warranty and any other claim that the Lessee may have under this Section 8.4 without the Lessee's prior written consent. The Lessee agrees at its expense to diligently assert all of its rights under such warranties and any other claims that the Lessee may have against such vendor, manufacture, contractor or subcontractor or the previous Property owner with respect to any Property or any portion thereof.

                                   ARTICLE IX

                  MAINTENANCE AND REPAIR; REPLACEMENT OF PARTS

      SECTION 9.1. Maintenance and Repair. (a) Subject to the provisions of
Article XIV, the Lessee, at its sole cost and expense, shall maintain each Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Applicable Law and Insurance Requirements and in no event less than prudent industry standards for property similar to such Property and the standards applied by the Lessee in the operation and maintenance of facilities similar to such Property owned or leased by Affiliates of the Lessee.

      (b) Additional maintenance and return requirements with respect to a Property may be set forth in the Lease Supplement relating thereto.

                                   ARTICLE X

                               MODIFICATIONS, ETC.

      SECTION 10.1. Modifications, Substitutions and Replacements. During the Basic Term, the Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to any Property or any part thereof (collectively, "Modifications"); provided, however, that:

      (a) except for any Modification required to be made pursuant to any Applicable Law or Insurance Requirements (a "Required Modification"), no Modification shall cause the Fair Market Sales Value of such Property, determined as a whole after the completion of such Modifications, to be below the then current Lease Balance for such Property;

      (b) such Modifications shall be (and shall be done in a manner) consistent in all respects with the Plans and Specifications for applicable Property;

      (c) such Modifications shall comply with Articles VIII and IX.; and

      (d) promptly after the completion of any Modification which cost in excess of $2,500,000 to complete, the Lessee shall give written notice thereof, together with a description of the Modification, to the Lessor and the Administrative Agent.

                                                                    Master Lease


      All Modifications shall remain part of the applicable Property and title thereto shall immediately vest in the Lessor; provided, however, that Modifications that (x) are not Required Modifications, (y) were not financed by the Participants and (z) can be removed without causing (A) material damage to the Property, or (B) cause a diminution in the Fair Market Sales Value of such Property determined as a whole after the completion of such Modifications, below the then current Lease Balance for such Property shall be the property of the Lessee, any sublessee, or other third party and may be removed by the Lessee, any sublessee, or third party during the Basic Term and up to thirty (30) days after the expiration or earlier termination of this Lease and shall not be subject to this Lease. The Lessee may place upon each Property any trade fixtures, machinery, equipment, inventory or other property belonging to the Lessee, such sublessees or third parties and may remove the same subject to the limitation of Section 11.2; provided, further, however, that the Lessee shall keep and maintain at the Property and shall not remove from the Property any equipment or parts financed or otherwise paid for by the Participants pursuant to the Participation Agreement.

                                   ARTICLE XI

                               DISCHARGE OF LIENS;
                              CONDITION UPON RETURN

      SECTION 11.1. Lessee's Obligation to Discharge Liens. The Lessee agrees that except as otherwise provided herein and subject to the terms of Article XII relating to permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien (other than any Permitted Lien), defect, attachment, levy, title retention agreement or claim upon any Property or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by any Participant pursuant to the Operative Documents, other than Permitted Liens and Liens on trade fixtures (unless attached to or incorporated in the Property as a fixture), machinery, equipment, inventory, accounts (as defined in the UCC) general intangibles and other personal property belonging to Lessee, any sublessees or third parties to the extent such property is not financed or otherwise paid for by the Participants pursuant to the Participation Agreement.

      SECTION 11.2. Condition upon Return to Lessor. The Lessee shall, upon the expiration or earlier termination of this Lease (other than as a result of the Lessee's purchase of the Property from the Lessor as provided herein), vacate and surrender each Property to the Lessor in its then-current, "AS IS" condition, without any express or implied warranty subject to the Lessee's obligations under Sections 8.3, Article IX, 10.1, 11.1, 14.1, 14.2 and Article
XX. Title to all improvements, furnishings, furniture, fixtures and any personal property of the Lessee which were not funded by the Lessor and the Lenders pursuant to the Participation Agreement, located on or about any Property whether or not affixed to the realty, shall, subject to the following sentence, be and remain the property of the Lessee throughout the Basic Term, and at any time during the Basic Term and within thirty (30) days following the expiration or earlier termination of this Lease, may be removed by the Lessee or, at the Lessee's election surrendered with the Property, in which event title to such surrendered property shall, if the Lessor so elects, be deemed transferred to the Lessor. Notwithstanding the foregoing, Lessee shall not remove any fixture constituting part of any Property which is required by Applicable Law or which

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                                                                    Master Lease


cannot be removed without causing (y) damage to the Property which is not promptly repaired by the Lessee or (z) any diminution to the Fair Market Sales Value or remaining useful life of the applicable Property.

                                  ARTICLE XII

                               PERMITTED CONTESTS;
                        GRANTS AND RELEASES OF EASEMENTS;
                                WARRANTY OF TITLE

      SECTION 12.1. Permitted Contests in Respect of Applicable Law Other Than Impositions. Except to the extent otherwise provided in Section 13.5(b) of the Participation Agreement regarding Taxes and other Impositions, if, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law relating to any Property shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor and the Administrative Agent, involve (A) any risk of criminal liability being imposed on the Lessor, any Participant or the Administrative Agent or (B) any risk of
(1) foreclosure, forfeiture or loss of such Property, or a diminution of the Fair Market Sales Value of such Property, or (2) the nonpayment of Rent or (C) any risk of (1) the sale of, or the creation of any Lien (other than a Permitted
Lien) on, any part of such Property, (2) civil liability being imposed on the Lessor, any Participant, the Administrative Agent or such Property, or (3) enjoinment of, or interference with, the use, possession or disposition of such Property in manner which would cause a diminution in the Fair Market Sales Value of such Property. The Lessor, at the Lessee's sole cost and expense, shall execute and deliver to the Lessee such authorizations and other documents as may reasonably be required in connection with any such permitted contest.

      The Lessor will not be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of the Lessor; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) the Lessee has not elected the Remarketing Option and (ii) the Lessee pays all related expenses and indemnities of the Administrative Agent and the Participants with respect to such proceedings.

      SECTION 12.2. Grants and Releases of Easements; Lessor's Waivers. Provided that no Lease Event of Default shall have occurred and be continuing, from time to time upon request of the Lessee and subject to the Lessee's prompt reimbursement of the Lessor's costs and expenses, the Lessor (as holder of record title in the applicable Property) shall execute such documents reasonably satisfactory in form (which have been prepared at Lessee's expense) to effect any of the actions set forth in clauses (a), (b), (c), (d), (e) and (f) of the following sentence, if in the Lessee's reasonable and good faith opinion such action by the Lessor is necessary or appropriate to effect such intended actions. Provided that no Lease Event of Default shall have occurred and

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                                                                    Master Lease


be continuing and subject to the provisions of Articles VII, IX and X and
Section 8.3, the Lessor hereby consents in each instance to the following actions by the Lessee as the Lessor's agent, and the Lessor hereby appoints the Lessee as the Lessor's attorney-in-fact, with full authority in the place and stead of the Lessor to take such action or actions from time to time during the Basic Term, but at the Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of any Property as herein provided or that do not adversely affect the Fair Market Sales Value of such Property; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of any Property; (c) the dedication or transfer of unimproved portions of any Property for road, highway or other public or common purposes; (d) the execution of amendments to any existing covenants and restrictions; (e) the filing and processing of any and all permit applications, authorizations, entitlements, agreements with any government or regulatory agency or amendments thereof, or other documents reasonably required or beneficial for construction or Modification of the Improvements, or amendments to Permitted Liens or governmental permits or approvals affecting any Property; and (f) the execution, processing and filing of tract or parcel maps (and certificates of compliance for any lot line adjustments) subdividing the Land into lots or parcels or reconfiguring existing lots or parcels; provided, however, that in each case (i) such grant, release, dedication, transfer or amendment does not adversely affect the Fair Market Sales Value of the applicable Property, (ii) such grant, release, dedication, transfer or amendment that in the Lessee's judgment is reasonably necessary or beneficial in connection with the use, maintenance, alteration or improvement of the applicable Property, (iii) such grant, release, dedication, transfer or amendment will not cause applicable Property or any portion thereof to fail to comply with the provisions of this Lease or any other Operative Documents and all Applicable Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements);
(iv) any and all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and any and all filings required prior to such action have been made;
(v) the Lessee shall remain obligated under this Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interests in this Lease as security for indebtedness, in each such case in accordance with their terms, substantially as though such grant, release, dedication, transfer or amendment had not been effected and (vi) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication, transfer or amendment. The Lessor acknowledges the Lessee's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at each Property, and the Lessor agrees to execute Lessor waiver forms and release of Lessor Liens in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this
Section 12.2 including landlord waivers with respect to any of the foregoing.

                                                                    Master Lease


                                  ARTICLE XIII

                                    INSURANCE

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                                  ARTICLE XIV

                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

      SECTION 14.1. Casualty and Condemnation.

      (a) Subject to the provisions of this Article XIV, if all or a portion of any Property is damaged or destroyed in whole or in part by a Casualty or if the use, access, occupancy, easement rights or title to any Property or any part thereof, is the subject of a Condemnation, or title to any Property is found to be defective then

                  (i) in the case of a Casualty affecting any Property that is not an Event of Loss, any insurance proceeds payable with respect to such Casualty shall be paid directly to the Lessee (or if received by the Lessor, shall be paid over to the Lessee) for the sole purpose of reconstruction, refurbishment and repair of the

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                                                                    Master Lease


            Property; provided, however, that in the event that either (x) such reconstruction, refurbishment or repair cannot be completed prior to the end of the Basic Term or (y) the Lessee shall elect not to use such proceeds for the reconstruction, refurbishment or repair of the applicable Property, then all such insurance proceeds payable with respect to such Casualty shall be paid to the Lessor to be applied towards the payment of the Lease Balance in accordance with Section
            7.6 of the Participation Agreement,

                  (ii) in the case of a Condemnation of any part of any Property that is not an Event of Loss, any award or compensation relating thereto shall be paid directly to the Lessee (or if received by the Lessor, shall be paid over to the Lessee) for the sole purpose of restoration of the Property; provided, however, that if such restoration cannot be completed prior to the end of the Basic Term, then such award or compensation shall be paid to the Lessor to be applied in the Lessor's and the Participants' reasonable discretion to the partial restoration of the applicable Property or towards the payment of the Lease Balance in accordance with Section 7.6 of the Participation Agreement,

                  (iii) in the case of any Casualty or Condemnation affecting any Property that is an Event of Loss, such proceeds, award or compensation shall be paid to the Lessor to be applied in the Lessor's and the Lenders' reasonable discretion to the restoration of the applicable Property or toward the payment of the Lease Balance on the Termination Date in accordance with Article XV, and

                  (iv) in the case where a defect in title results in
            compensation from a title insurance policy and no Lease Event of Default shall have occurred and be continuing then such insurance proceeds shall be paid to the Lessee and shall be used to cure such defect in title;

      provided, however, that, in each case, if a Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to the Lessor or, if received by the Lessee, shall be held in trust for the Lessor and the Lenders, and shall be paid by the Lessee to the Payment Account to be distributed in accordance with Article VII of the Participation Agreement. All amounts held by the Lessor or the Lenders when a Lease Event of Default exists hereunder on account of any award, compensation or insurance proceeds either paid directly to the Lessor, any Lender or the Administrative Agent or turned over to the Lessor, any Lender or the Administrative Agent shall at the option of the Lessor either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with clause (d) of this Section 14.1 or to cure any defect in title to any applicable Property, or (ii) applied to the repayment of the Lease Balance on the Termination Date with respect to such Property in accordance with
      Article VII of the Participation Agreement.

      (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable

                                                                    Master Lease


request, and at the Lessee's sole cost and expense, the Lessor and the Lenders shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

      (c) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of any Property or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Administrative Agent promptly after the receipt of such notice.

      (d) If pursuant to this Section 14.1 and Section 15.1, this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to a Property, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore such Property in accordance with this clause (d), the Lessee shall pay the shortfall), promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 8.3 and 9.1, to restore the applicable Property to at least the same condition, operative value and useful life as existed immediately prior to such Casualty or Condemnation. In such event, title to such Property shall remain with the Lessor subject to the terms of this Lease. Upon completion of such restoration, the Lessee shall furnish to the Lessor (which, in turn, shall furnish to the Administrative Agent) an architect's certificate of substantial completion and an Authorized Officer's Certificate confirming that such restoration has been completed pursuant to this Lease.

      (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XVIII and XXI.

      (f) Any Excess Casualty/Condemnation Proceeds received by the Administrative Agent or any Participant in respect of a Casualty or Condemnation shall be turned over to the Lessee (i) where the Property is repaired, upon payment in full of all repair costs for such Property and (ii) where the Property is not repaired, upon the payment in full of the Lease Balance allocable to such Property.

      SECTION 14.2. Environmental Matters. Promptly upon a senior officer of Lessee obtaining knowledge of the existence of an Environmental Violation with respect to any Property the cost to Lessee for the remediation of which the Lessee determines in its reasonable good faith judgement would exceed $2,500,000, the Lessee shall notify the Lessor in writing of such Environmental Violation. The Lessee shall, without cost or expense to Lessor or any Participant, promptly and diligently commence or cause to be commenced any response, clean up, remedial or other action required by Applicable Law to remove, clean up or remediate each Environmental Violation in accordance with the terms of Section 8.3 (including the last sentence thereof). The Lessee shall, upon completion of remedial action by the Lessee for Environmental Violations described in the first sentence of Section 14.2, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing such Environmental Violation and the actions taken by the Lessee (or its agents) in response to such

                                                                    Master Lease


Environmental Violation, and a statement by the consultant that such Environmental Violation has been remedied in compliance with all applicable Environmental Laws. Each Environmental Violation shall be remedied prior to the Expiration Date unless the Property has been purchased by the Lessee in accordance with Section 18.1. Nothing in this Article XIV shall reduce or limit the Lessee's obligations under Sections 13.1, 13.2 or 13.3 of the Participation Agreement.

      SECTION 14.3. Notice of Environmental Matters. Promptly, but in any event within thirty (30) Business Days from the date a senior officer of the Lessee obtains knowledge thereof pursuant to written notice from any Governmental Authority, the Lessee shall provide to the Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Laws or any Release on or in connection with any Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within thirty (30) Business Days of receipt, copies of all written communications with any Governmental Authority relating to any such Environmental Violation in connection with any Property. The Lessee shall also promptly provide such detailed reports of any such environmental claims. In the event that the Lessor receives written notice of any pending or threatened claim, action or proceeding involving any Environmental Laws or any Release on or in connection with any Property, the Lessor shall promptly give notice thereof to the Lessee. For purposes of this paragraph, "actual knowledge" of the Lessee shall mean the actual knowledge of the Lessee's senior officer responsible for day to day operations of such Property.

                                   ARTICLE XV

                              TERMINATION OF LEASE

      SECTION 15.1. Mandatory Termination upon Certain Events. If any of the following events occurs with respect to any Property:

            (i) a Significant Condemnation, or

            (ii) a Significant Casualty

and the Lessor shall have given written notice (a "Termination Notice") to the Lessee that as a consequence of the occurrence of such an event, (x) the Lease Supplement relating to such Property is to be terminated and (y) this Lease is to be terminated with respect to such Property, then, the Lessee shall be obligated to purchase the Lessor's interest in the affected Property on or prior to the date occurring one-hundred eighty (180) days after the date of Lessor's notice of termination by paying the Lessor an amount equal to the Lease Balance allocable to such affected Property; provided that Lessee shall be permitted to reparcelize or adjust the lot lines of the affected Property to the extent necessary to permit this Lease to continue in effect with respect to the remainder of the affected Property not damaged or taken by the applicable Significant Casualty or Significant Condemnation.

                                                                    Master Lease


      SECTION 15.2. Termination Procedures. On the date of the payment by the Lessee of the Lease Balance allocable to the affected Property (or if less than the entire Property is affected, such portion of the Lease Balance as is allocable to the affected portion of the Property as is necessary for the Fair Market Sales Value of the remaining Property to be equal to the remaining Lease Balance) and other amounts required to be paid pursuant to Section 15.1 (such date, the "Termination Date"), this Lease shall terminate with respect to such Property (or such affected portion thereof) and, concurrent with the Lessor's receipt of such payment, the Lessor shall transfer to the Lessee (or its designee) all of the Lessor's interest in the such Property (or such affected portion thereof) in accordance with the procedures set forth in Section 21.1, provided that such transfer shall include an assignment of all of Lessor's right, title and interest in any net Proceeds with respect to such Property not previously received by Lessor. In the event of termination pursuant to clause
(i) of Section 15.1, the Lessor shall convey to the Lessee any Net Proceeds with respect to the Condemnation giving rise to the termination of this Lease with respect to such Property (or the affected portion thereof).

                                  ARTICLE XVI

                             LEASE EVENTS OF DEFAULT

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                                      -20-
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                                  ARTICLE XVII

                             LESSOR'S RIGHT TO CURE

      SECTION 17.1. The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon any Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor as Supplemental Rent.

                                 ARTICLE XVIII

                               PURCHASE PROVISIONS

      SECTION 18.1. Purchase of the Property. Subject to the conditions contained herein, the Lessee shall have the irrevocable option on any Business Day to purchase any or all of the Properties subject to this Lease at a price (the "Purchase Price") equal to that portion of the Lease Balance allocable to the applicable Property or Properties on the date of such purchase, plus Break Costs (if any). The Lessee's exercise of its option pursuant to this Section
18.1 shall be subject to the condition that the Lessee shall have delivered a Purchase Notice to the Lessor not less than thirty (30) days prior to such purchase, specifying the date of such purchase:


If the Lessee exercises its option pursuant to this Section 18.1 then, upon the Lessor's receipt of

                                                                    Master Lease


all amounts due in connection therewith, the Lessor shall transfer to the Lessee or its designee all of the Lessor's right, title and interest in and to the applicable Properties in accordance with the procedures set forth in Section 21.1(a), such transfer to be effective as of the date specified in the Purchase Notice. The Lessee may designate, in a notice given to the Lessor not less than thirty (30) days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Lease, including, without limitation, the obligation to pay to the Lessor that portion of the Lease Balance allocable to the applicable Properties on the date specified in the applicable Purchase Notice. Notwithstanding anything herein to the contrary, the Lessee may only exercise the Purchase Option for less than all of the Property located in Fort Lauderdale, Florida (commonly known as Cambridge I and Cambridge II) so long as, after giving effect to such purchase, the aggregate Fair Market Sales Value (as determined by an Appraisal) of such remaining Property subject to this Lease would be at least equal to 90% of the remaining Lease Balance for such Property. Property (or portions thereof) remaining subject to this Lease after any such purchase shall constitute one or more legal parcels and separate tax lots and have in effect all subdivision approvals required by Applicable Law. In the event the Lessee exercises the Purchase Option with respect to less than an entire Property, the Lessee must establish prior to the purchase date, to the reasonable satisfaction of the Lessor and Administrative Agent, that the requirements of the immediately preceding sentence have been fulfilled. The Lessee shall have the right to elect by written notice to the Lessor and the Administrative Agent to have all or part of the Purchase Price paid by liquidation of the Collateral so long as, in the case of a purchase of less than all the Properties, sufficient Collateral remains subject to the Pledge Agreement. In addition, the Lessee may effect any such purchase by assumption of the Loans relating to the portion of the Lease Balance to be paid and paying to the Lessor the related Lessor Amount.

                                  ARTICLE XIX

                          EXTENSION OF EXPIRATION DATE

      SECTION 19.1. Extension of Expiration Date. The Lessee may extend the Expiration Date subject to, and in accordance with, the terms and conditions of
Section 11.1 of the Participation Agreement.

                                   ARTICLE XX

                               REMARKETING OPTION

      SECTION 20.1. Option to Remarket. Subject to the fulfillment of each of the conditions set forth in this Section 20.1 and in Section 20.2 (such conditions, collectively, the "Return Conditions"), the Lessee shall have the option (the "Remarketing Option") to market all (but not less than all) of the Property subject to this Lease on behalf of the Lessor.

                                                                    Master Lease


      The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as to the Property as of the dates set forth below:

      (a) Not later than one hundred eighty (180) days prior to the scheduled Basic Term Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option. Failure by the Lessee to give timely notice shall be deemed to be an election by the Lessee, without further act thereby, of its Purchase Option for each Property.

      (b) Not later than ninety (90) days prior to the scheduled Basic Term Expiration Date, the Lessee shall deliver to the Lessor an Environmental Audit for each Property. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessee, with the approval of the Lessor not to be unreasonably withheld and shall conclude that the environmental status of the Property complies with Applicable Law. If any such Environmental Audit indicates any exceptions that are required to be remediated under any Applicable Law, the Lessee shall have also delivered prior to the scheduled Basic Term Expiration Date a Phase Two environmental assessment by an environmental consultant selected by the Lessee and approved by the Lessor and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Law.

      (c) No Lease Event of Default shall have occurred and be continuing that shall not have been cured on or prior to the Expiration Date.

      (d) All Modifications, restoration, rebuilding and remediation of each Property required under this Lease shall have been completed prior to the date on which the Lessor receives notice of the Lessee's intention to exercise the Remarketing Option, and, on or prior to the Expiration Date, each Property shall be in good repair (ordinary wear and tear excepted).

      (e) Each Property shall be free and clear of all Liens (including Permitted Liens) other than Lessor Liens and the Liens of the Security Documents (which shall be removed upon closing and the receipt by the Lessor of the Lease Balance). The Lessee shall not have been excused pursuant to Section 12.1 from complying with any Applicable Law that involved the extension of the ultimate imposition of such Applicable Law beyond the scheduled Basic Term Expiration Date.

      (f) The Lessee shall permit inspection of each Property and any maintenance records relating to the Property by the Participants, the Administrative Agent and any prospective purchasers, and shall allow the Participants, the Administrative Agent and any prospective purchaser reasonable access to such Property for the purpose of inspecting the same.

      (g) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use reasonable commercial efforts to sell the Lessor's interest in each Property for not less than the Fair Market Sales Value, and shall use reasonable commercial efforts to procure bids from one or more bona fide prospective purchasers. No such purchaser shall be an Obligor or an Affiliate of any Obligor, but the Lessor and the other Participants may submit one or more bids for Property. The Lessee shall deliver to the Lessor and the other Participants all bids for

                                                                    Master Lease


Property received from prospective purchasers within five (5) days of the Lessee's receipt of each such bid.

      (h) The Lessee shall use reasonable efforts to obtain at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of each Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens and Liens arising under the Security Documents.

      (i) The Lessee shall pay directly, and not from the sale proceeds, all prorations and credits, whether incurred by the Lessor or the Lessee, including without limitation, the cost of all environmental reports, appraisals required under Section 13.2 of the Participation Agreement and the Lessee's attorneys' fees, provided, however, upon the sale of Property the Lessee shall be reimbursed for such expenses by the Lessor.

      (j) The Lessee shall pay to the Lessor on or prior to the scheduled Basic Term Expiration Date (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Maximum Recourse Amount plus all accrued and unpaid Rent and all other amounts hereunder which have accrued or will accrue prior to or as of the scheduled Basic Term Expiration Date, in the type of funds specified in Section 3.4 hereof.

      (k) The Lessee shall pay to the Lessor on or prior to the scheduled Basic Term Expiration Date the amounts, if any, required to be paid pursuant to
Section 13.2 of the Participation Agreement.

      (l) The gross proceeds (the "Gross Remarketing Proceeds") of the sale of the Property (less any closing costs or commissions related to the sale of the Property) shall be paid directly to the Lessor and shall be distributed by the Lessor to the Administrative Agent for distribution in accordance with Section
7.4 of the Participation Agreement.

      (m) All Necessary Permits shall be in effect and shall on the scheduled Basic Term Expiration Date be assigned or transferred to the Lessor to the extent assignable or transferable.

      SECTION 20.2. Conveyance upon Remarketing. If the Lessee elects the Remarketing Option then the Lessee shall, in addition to making the payment required pursuant to Section 20.1(k) above, at its own cost and expense (which costs and expenses shall be reimbursed by the Lessor upon a sale of the Property), do each of the following:

      (a) on or prior to the Expiration Date, execute and deliver to the Lessor (or the Lessor's designee) or, if the Lessor has accepted any bid for Property, to the applicable purchaser of the Property, the following: (i) instruments of transfer covering all of the Lessee's right, title and interest in, to and under the Property, containing representations and warranties of grantor to the Lessor (or such other Person) solely regarding the absence of Liens (other than Lessor Liens and the Liens of the Security Documents), (ii) a bills of sale conveying to the Lessor (or such other Person) all of the Lessee's interest "AS IS" in all equipment and other personal property

                                                                    Master Lease


constituting part of the Property and (iii) an assignment of all of the Lessee's interest in the Property (which shall include an assignment of all of the Lessee's right, title and interest in and to all Necessary Permits (to the extent assignable) and all awards, compensation and insurance proceeds payable in connection with any Casualty or Condemnation affecting the Property and an assignment of all subleases relating to the Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Liens attributable to the Obligors;

      (b) on or prior to the Expiration Date, execute and deliver to the Lessor and the Lessor's title insurance company an affidavit as to the absence of any Liens (other than Lessor Liens and the Liens of the Security Documents), and shall execute and deliver to the Lessor a statement of termination of this Lease;

      (c) on or prior to the Expiration Date, vacate the Property and transfer possession of the Property to the Lessor (or its designee) or, if the Lessor has accepted any bid for the Property, to the applicable purchaser of the Property, by surrendering the same into the possession of the Lessor or such Person, as the case may be, in the condition required by Section 20.1, free and clear of all Liens (other than Lessor Liens and the Liens of the Security Documents), in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, and in compliance with Applicable Law (including Environmental Laws); and

      (d) for a period of up to six (6) months after the Expiration Date, cooperate reasonably with the Lessor and/or any Person designated by the Lessor to receive the Property, which cooperation shall include reasonable efforts with respect to the following, all of which the Lessee shall do on or before the Expiration Date for the Property or as soon thereafter as is reasonably practicable: providing copies of all books and records regarding the maintenance and ownership of the Property and all know-how, data and technical information relating thereto, providing a current copy of the applicable Plans and Specifications, granting or assigning all assignable licenses necessary for the maintenance and operation of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease for six (6) months only.

      If one or more of the Return Conditions shall not be fulfilled as of the applicable date for such fulfillment, then the Remarketing Option shall be null and void (whether or not it has been theretofore exercised by the Lessee), in which event all of the Lessee's rights under this Article XX shall immediately terminate and the Lessee shall purchase from the Lessor, and the Lessor shall convey to the Lessee, on the Expiration Date all of the Lessor's interest in the Properties for an amount equal to the Lease Balance.

      SECTION 20.3. Acceptance of Bids. The Lessor in its sole discretion shall decide whether to accept any bid obtained by the Lessee for the purchase of the Properties, and the Lessee shall not have any right, power or authority to bind the Lessor or the Participants in connection with any proposed sale of such Property; provided, however, that the Lessor shall accept any all-cash bid from a bona fide purchaser (other than a prospective purchaser that is an Obligor or an Affiliate of an Obligor) that is in an amount that exceeds the difference between

                                                                    Master Lease


(x) the Lease Balance plus all Permitted Remarketing Costs (provided, however, with respect to Permitted Remarketing Costs the Lessee agrees that it shall not incur expenses in excess of $100,000, without the written permission of the Lessor) and (y) the Maximum Recourse Amount. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale.

      SECTION 20.4. Certain Obligations Continue. During the Marketing Period, the obligation of the Lessee to pay Rent with respect to the Properties (including the installment of Rent due on the Expiration Date) shall continue undiminished until payment in full of the Maximum Recourse Amount and all accrued and unpaid Basic Rent and Supplemental Rent due to the Lessor with respect to the Properties under the Operative Documents to which the Lessee is a party.

                                  ARTICLE XXI

                         PROCEDURES RELATING TO PURCHASE

      SECTION 21.1. Provisions Relating to the Exercise of Purchase Option or Obligation. In connection with any termination of this Lease with respect to any Property pursuant to the terms of Article XV or upon the Lessor's receipt of the Lease Balance and all accrued and unpaid Basic Rent and other amounts due and owing under the Operative Documents pursuant to the Lessor's exercise of remedies under Section 16.2, or in connection with the Lessee's purchase of the Property in accordance with Section 18.1, then, upon the date on which this Lease is to terminate and upon tender by the Lessee of the amounts set forth in
Article XV, Article XVI or Section 18.1, as applicable:

      (a) the Lessor shall execute and deliver (or cause to be executed and delivered to the Lessee's designee) at the Lessee's cost and expense, to escrow for closing pursuant to the terms hereof: (i) escrow instructions; (ii) a deed to the Lessee or its designee (unless the Property has been sold to a third party) and other instruments of transfer with covenants against grantor's acts with respect to the Property, (iii) an assignment of the Lessor's entire interest in the Property (which shall include an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds with respect to the Property not previously received by the Lessor and an assignment of leases with respect to the Property, if any), (iv) a release of the Lessor Liens and the Lessor Mortgage, and (v) such other additional affidavits and instruments, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Liens arising in connection with the Security Documents and any Lessor Liens;

      (b) any Property shall be conveyed to the Lessee "AS IS" and in their then present physical condition; and

      (c) the Lessor shall execute and deliver to Lessee and the Lessee's title insurance company an affidavit as to the Lessor's title and Lessor Liens and shall execute and deliver to Lessee a statement of termination of this Lease.

                                                                    Master Lease


                                  ARTICLE XXII

                 ESTOPPEL CERTIFICATES; ACCEPTANCE OF SURRENDER;
                               NO MERGER OF TITLE

      SECTION 22.1. Estoppel Certificates. At any time and from time to time upon not less than thirty (30) Business Days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article XXII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

      SECTION 22.2. Acceptance of Surrender. No surrender to the Lessor of this Lease or of any Property or of any part thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the repayment in full in cash of all outstanding Loans and the termination of the Commitments of the Lenders, and no act by the Lessor or any Lender or any representative or agent of the Lessor or any Lender, other than a written acceptance, shall constitute an acceptance of any such surrender.

      SECTION 22.3. No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part,
(a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee interest in any Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in the Lessor.

                                 ARTICLE XXIII

                                  POWER OF SALE

      SECTION 23.1. Power of Sale and Foreclosure. In the event that a court of competent jurisdiction rules that this Lease constitutes a mortgage, deed of trust or other secured financing with respect to any Property, then Lessor and the Lessee agree that (i) the Lessee hereby grants a Lien to the Lessor for the benefit of the Lessor and the Lenders to secure all Lessor Amounts and Loans advanced by the Participants for the construction and installation of the Property (corresponding to the Lease Balance), together with interest thereon, and all other amounts payable under the Operative Documents in connection therewith, against such Property WITH POWER OF SALE, to the extent permitted by law, and that, upon the occurrence of any Lease Event of Default, the Lessor shall have the power and authority, to the extent provided by law,

                                                                    Master Lease


after proper notice and lapse of such time as may be required by law, to sell all or any part of the Property at the time and place of sale fixed by the Lessor in such notice of sale, either as a whole, or in parts and in such order as the Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale; accordingly, it is acknowledged that A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT; A POWER OF SALE MAY ALLOW THE LESSOR TO TAKE SUCH PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON THE OCCURRENCE AND CONTINUANCE OF A LEASE EVENT OF DEFAULT, and (ii) upon the occurrence of any Lease Event of Default, the Lessor, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Property, or against the Lessee on a recourse basis for the Property Cost, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of any Property, or for the enforcement of any other appropriate legal or equitable remedy.

      SECTION 23.2. Security for Obligations. The security interest and mortgage and/or deed of trust created under this Article XXIII secures the payment and performance of all Obligations now or hereafter existing under this Lease, the Participation Agreement and each other Operative Document to which the Lessee is or may become a party, whether for Basic Rent, Supplemental Rent (including obligations with respect to the payment of Lease Balance and Maximum Recourse Amount) costs, fees, expenses or otherwise.

                                  ARTICLE XXIV

                              INTENT OF THE PARTIES

      SECTION 24.1. Nature of Transaction. It is the intent of the parties that:
(i) the Lease constitutes an operating lease from Lessor to the Lessee for purposes of the Lessee's financial reporting, (ii) the Lease and other transactions contemplated by the Operative Documents will result in the Lessee being recognized as the owner of each Property for Federal and state income tax and bankruptcy purposes, (iii) the Lessor and the Lender will be deemed to have financed the Lessee in an amount equal to the Lease Balance and the obligations of the Lessee to pay Basic Rent and any part of the Lease Balance shall be treated as payments of interest and principal, respectively, for Federal and state income tax and bankruptcy purposes and (iv) the Lease and the Security Documents grant to the Lessor a Lien on the Lessee's interest in the Properties. Each of the parties hereto agrees that Lessee shall be entitled to all tax benefits available to the owner of the Properties and neither party will, nor will it permit any Affiliate to at any time, take any action or fail to take any action with respect to the preparation or filing of any income tax return, including an amended income tax return, to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 25.1. The parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States Bankruptcy laws or any State or Commonwealth thereof affecting Lessee, Lessor or any Participant, or any collection actions pursuant thereto or otherwise, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Participants to the Lessee.

                                                                    Master Lease


                                   ARTICLE XXV

                                  MISCELLANEOUS

      SECTION 25.1. Survival; Severability; Etc. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination for a period of one year except as to indemnification which shall continue to survive. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease, including any right or option described in Article XIV, XV, XVIII or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

      SECTION 25.2. Amendments and Modifications. Subject to the requirements, restrictions and conditions set forth in the Participation Agreement, neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

      SECTION 25.3. No Waiver. No failure by the Lessor, any Participant or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

      SECTION 25.4. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of,
Section 15.3 of the Participation Agreement.

      SECTION 25.5. Successors and Assigns. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      SECTION 25.6. Headings and Table of Contents. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                                                                    Master Lease


      SECTION 25.7. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

      SECTION 25.8. GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE ESTATES ARE LOCATED. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THIS LEASE IS DEEMED TO CONSTITUTE A FINANCING WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED HEREBY, BUT THE LIEN CREATED HEREBY AND THE CREATION AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

      SECTION 25.9. Liability Limited. The parties hereto agree that except as specifically set forth in this Lease or in any other Operative Document, the Lessor shall have no personal liability whatsoever to any Obligor or any other Participant or their respective successors and assigns for any claim or obligation based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and recourse, if any, shall be solely had against the Lessor's interest in any Property and the Collateral or from payments (other than payments of Yield and payments due to the Lessor with respect to indemnities, reimbursement of expenses or fees, in each case payable to the Lessor for its own account) received from the Obligors (it being acknowledged and agreed by each party hereto that all such personal liability of the Lessor is expressly waived and released as a condition of, and as consideration for, the delivery by the Lessor of each Operative Document to which it is a party); provided, however, that the Lessor shall be liable for (a) its own willful misconduct or gross negligence,
(b) breach of any of its representations, warranties or covenants under the Operative Documents, or (c) any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents.

      SECTION 25.10. Original Lease. The single executed original of this Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt thereof of the Administrative Agent therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

                                                                    Master Lease


      SECTION 25.11. Naming and Signage. So long as no Lease Event of Default has occurred as is continuing, the Lessee shall have the sole and exclusive right, at any time and from time to time, to select the name or names of any Property, and the sole and exclusive right to determine not to use any name in connection with any Property, as well as all rights in respect of signage for or in connection with any Property, provided, however, that neither the name of the Property nor any signage shall include any reference to the Lessor, or any Participant. The Lessor shall not have any right or interest with respect to any such name or names used at any time by the Lessee, or any trade name, trademark service mark or other intellectual property of any type of the Lessee. The Lessor shall cooperate with the Lessee, at the Lessee's sole cost and expense, to effectuate the Lessee's sign rights hereunder.

                                                                    Master Lease


      IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.

                              CITRIX SYSTEMS, INC., as Lessee

                                   /s/ David Urbani
                              By: ___________________________________
                                  Name: David Urbani
                                  Title:Vice President of Finance

                                                                    Master Lease


                              SELCO SERVICE CORPORATION, as Lessor

                                   /s/ Doanld C. Davis
                              By: ___________________________________
                                  Name: Donald C. Davis
                                  Title:Vice President

                                                                    Master Lease


THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.


                                    KEY CORPORATE CAPITAL INC.
                                    as the Administrative Agent


                                        /s/ Thomas A. Crandell
                                    By:________________________________
                                       Name: Thomas A. Crandell
                                       Title:Senior Vice President

                                                                    Master Lease


                                    EXHIBIT I

                            Form of Lease Supplement

NOTE TO CLERK:

BASED UPON THE SCHEDULED
BASIC RENT TO BE PAID IN THE
AMOUNT OF $9,607,500.00
PURSUANT TO THE MASTER
LEASE HEREINAFTER
DESCRIBED DOCUMENTARY
STAMP TAX IN THE AMOUNT
OF $33,626.25 HAS BEEN PAID
ON THIS MORTGAGE. NO NON-
RECURRING INTANGIBLE TAX
HAS BEEN PAID OR IS DUE ON
THIS MORTGAGE BECAUSE IT
IS A LEASEHOLD MORTGAGE
CONSTITUTING A MORTGAGE
OF PERSONAL PROPERTY
UNDER AURORA GROUP, LTD.
V. DEPT. OF REVENUE, 487 SO.
2D 1132 (FLA. 3D DCA 1986).

This instrument prepared by,
recording requested by,
and when recorded, please return to:
BINGHAM DANA LLP
399 Park Avenue
New York, New York  10022
Attention: Joseph F. Voyticky, Esq.

             MORTGAGE DEED SECURITY AGREEMENT, FIXTURE FILING AND
                            LEASE SUPPLEMENT NO. 1
                     (AND MEMORANDUM OF LEASE SUPPLEMENT,
                             MEMORANDUM OF LEASE AND
                      MEMORANDUM OF OPTION TO PURCHASE)


      THIS MORTGAGE DEED SECURITY AGREEMENT, FIXTURE FILING AND LEASE SUPPLEMENT NO. 1 (And Memorandum of Lease Supplement, Memorandum of Lease and Memorandum of Option to Purchase) (this "Lease Supplement") dated as of April 23, 2002, between CITRIX SYSTEMS, INC., a Delaware corporation, having an address at 6400 NW 6th Way, Ft. Lauderdale, Florida 33309, as the lessee and as mortgagor (the "Lessee"), and SELCO SERVICE CORPORATION, an Ohio corporation, having an address at 66 South Pearl Street, Albany, New York 12207, as the lessor and as mortgagee for the benefit of the Participants (the "Lessor).

                             W I T N E S S E T H:

      WHEREAS, the Lessor is the record owner of the land described on Schedule I attached hereto and made a part hereof (such land, together with any Appurtenant Rights thereto, the "Subject Land") and is the owner of all Improvements on the Subject Land, together with all Improvements which hereafter may be constructed on the Subject Land (the "Subject Improvements" and, together with the Subject Land, the "Subject Property");

      WHEREAS, the Lessor and the Lessee are parties to that certain Master Lease, dated as of April 23, 2002 (as amended, modified, restated or supplemented from time to time, the "Lease");

      WHEREAS, the Lessor wishes to lease the Subject Property to the Lessee and the Lessee wishes to lease the Subject Property from the Lessor;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to enter into this Lease Supplement No. 1, as follows:

      SECTION 1. Certain Terms. Capitalized terms used but not otherwise defined in this Lease Supplement have the meanings specified in Appendix A (as amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A") to the Participation Agreement, dated as of April 23, 2002, among the Lessor, the Lessee, Citrix Capital Corp., as guarantor, and Key Corporate Capital Inc., as lender, collateral agent and administrative agent (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"), and the rules of interpretation specified in such Appendix A shall apply to this Lease Supplement.

      SECTION 2. Nature of Transaction. (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, Lessor will be treated as the owner and lessor of the Subject Property and the Lessee will be treated as the lessee of the Subject Property, and (ii) for all other purposes, including federal and all state and local income tax purposes, (A) the Lease will be treated as a financing arrangement, (B) the Lessor and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amounts and the outstanding principal amount of the Loans, which Loans and Lessor Amounts are secured by the Subject Property, and (C) the Lessee will be entitled to all tax benefits ordinarily available to an owner of properties like the Subject Property for such tax purposes.

      (b) It is the intent of the parties hereto that this Lease Supplement (i) grants a security interest in, and mortgage on, the Subject Property to the Lessor, as secured party for the benefit of the Participants, to secure the Lessee's performance and payment of all amounts due and owing under the Lease and the other Operative Documents, and (ii) constitutes a financing statement as a fixture filing in Broward County, Florida.

      SECTION 3. Subject Property; Notice of Lease. Attached hereto as Schedule I is the description of the Subject Land as of the date hereof. Effective upon the execution and delivery of this Lease Supplement by the Lessor and the Lessee, the Subject Property shall be subject to the terms and provisions of the Lease, as affected hereby. The Lease is incorporated by reference herein as if set forth herein in its entirety. Subject to the terms and conditions of the Lease, as affected hereby, the Lessor hereby leases the Subject Property to the Lessee for the Lease Term (as defined below) of this Lease Supplement, and the Lessee expressly for the direct benefit of the Lessor hereby leases the Subject Property from the Lessor for the Lease Term.

      SECTION 4. Lease Term; Option to Purchase; Remarketing Option. The term of the lease for the Subject Property (the "Lease Term") shall begin on the date hereof and shall end on the Maturity Date, unless the Lease Term with respect to the Subject Property is renewed or earlier terminated in accordance with the provisions of the Lease and the other Operative Documents. For and in consideration of good and valuable consideration paid by the Lessee to the Lessor as described in the Lease, the Lessor hereby grants to the Lessee the right to purchase the Subject Property or to market and sell the Subject Property during the Lease Term of the Subject Property on the terms set forth in the Lease.

      SECTION 5. Liens and Security Interests. (a) (a) Specifically, without limiting the generality of Section 2, the Lessor and the Lessee intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statutes of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor, the Lenders or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Lenders and the Lessor as unrelated third party lenders to the Lessee secured by the Subject Property, and the Lessee hereby grants its interest in the Subject Property to the Lessor, for the benefit of the Participants, to secure all Lessor Amounts and Loans advanced by the Participants for the acquisition of the Subject Property, together with Yield or interest thereon, as applicable, and all other amounts payable under the Operative Documents in connection therewith, effective on the date hereof.

      (b) Specifically, but without limiting the generality of Section 2, the Lessor and the Lessee further intend and agree that, for the purpose of securing the above-described obligations of the Lessee to the Lessor and the Lenders, (i) the Lease and this Lease Supplement shall also be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code of the State of New York ("NYUCC") and a real property mortgage (and with respect to the Subject Property shall be a mortgage under the law of the State of Florida); (ii) the conveyance provided for hereby and in the Lease shall be a grant by the Lessee to the Lessor of, and the Lessee as debtor and mortgagor does hereby grant to the Lessor as secured party and mortgagor, for the benefit of the Participants, a mortgage lien on, and security interest in, all of the right, title and interest of the Lessee in and to the Subject Property, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property (all such proceeds being the "Article 9 Collateral"), and the Lessee hereby grants its interest in the Subject Property and the Article 9 Collateral to the Lessor, for the benefit of the Participants, to secure all Loans and Lessor Amounts advanced by the Participants for the acquisition of the Subject Property, together with Yield or interest thereon, and all other amounts payable under the Operative Documents in connection therewith; (iii) the possession by the Lessor or any of its agents of notes and such other items of the Article 9 Collateral as constitute instruments, money, negotiable documents or chattel paper of Lessee shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Article 9 of the Uniform Commercial Code of the State of New York and Section 9-305 of the NYUCC; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease and this Lease Supplement, take such actions and execute, deliver, file and record such other documents, financing statements (which the Lessee is authorized to file with or without the Lessee's signature), mortgages and deeds of trust as may be necessary to ensure that the security interest in the Subject Property granted by the Lessee in accordance with this Section shall be a perfected security interest (subject only to Permitted Liens) and will be maintained as such throughout the Lease Term.

      SECTION 6. Mortgage. Without limiting any other remedies set forth herein, the Lessee hereby grants bargains, sells, assigns, mortgages, transfers, remises, releases, hypothecates, deposits, pledges, sets over, confirms, conveys and warrants its interest in the Subject Property (including the fee simple estate therein) to the Lessor, for the benefit of the Participants, to secure all Loans and Lessor Amounts advanced by the Participants for the acquisition of the Subject Property, together with Yield or interest thereon, and all other amounts payable under the Operative Documents in connection therewith, and that, upon the occurrence and during the continuance of a Lease Event of Default, the Lessor, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder or against the Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement contained herein or in the Lease or any other Lease Supplement or in aid of the execution of any power granted herein or in the Lease or in any other Lease Supplement, or for the appointment of a receiver pending any foreclosure hereunder or under any other Lease Supplement, or for the enforcement of any other appropriate legal or equitable remedy. Lessee shall have all rights with respect to the Subject Property available to a mortgagor under the laws of the jurisdiction in which the Subject Property is located.

      SECTION 7. Lessor Grant. (a) The Lessor hereby grants to the Lessee a security interest in and a lien against all of the Lessor's right, title and interest in and to the Subject Property and all rents, additional rents, issues, income, revenues, distributions, royalties and profits now or in the future payable in respect of the Subject Property to the Lessor to secure (i) the Lessor's obligations hereunder in respect of the due and punctual transfer by the Lessor to the Lessee of all the Lessor's right, title and interest in and to the Subject Property when required by and in accordance with the Lease at any time during the Lease Term as set forth therein, and (ii) if the Lessor shall then be the subject of any bankruptcy, insolvency or similar proceeding, the satisfaction of the Lessee's right to damages and other claims arising out of the rejection of the Lease or unilateral termination of such obligation to transfer to the Lessee all of the Lessor's right, title and interest in and to the Subject Property. The Lessor hereby acknowledges and agrees that the amount secured under this Section 7 is not less than the purchase price of the options hereinafter referred to and not more than the fair market value of the Subject Property.

      (b) During the existence of a Lessor Default (as defined below), the provisions of this Section 7 shall control all relative rights of the parties to the Lease and the Lessee shall have the power and authority, to the extent provided by law, to exercise any or all of the rights and powers and pursue any and all of the remedies provided under the Operative Documents or by Applicable Law in respect of the obligations secured in accordance with clause (a) above (including specific performance of any covenant or agreement contained in the Lease or any other Operative Document in aid of the execution of any power granted in the Lease or any other Operative Document, or for the enforcement of any other appropriate legal or equitable remedy). The following shall constitute a Lessor default ("Lessor Default"): (i) the Lessee shall have exercised any of its purchase options in the Lease for all or any portion of the Subject Property in accordance with the terms thereof and shall have tendered in full all amounts to be paid by the Lessee in connection therewith and all of the

Lessor's right, title and interest in and to all or any portion of the Subject Property shall not have been transferred to the Lessee in accordance with the Lease, or (ii) voluntary or involuntary bankruptcy proceedings with respect to the Lessor or the Lender shall have been commenced, or (iii) the Lessor or the Lender shall have become insolvent, or (iv) a receiver of Lessor's or the Lender's interest in the Subject Property shall have been appointed.

      (c) The Lessee covenants and agrees that it will not assign, transfer, mortgage, pledge, hypothecate, or encumber the lien created in clause (a). Any such attempted assignment, transfer, mortgage, pledge, hypothecation, or encumbrance shall be null and void except in conjunction with a permitted transfer of the Lease.

      SECTION 8. Ratification. Except as specifically modified hereby with respect to the Subject Property, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. In the event of any conflict between the terms of the Lease and the terms of this Lease Supplement, the terms of the Lease shall control.

      SECTION 9. GOVERNING LAW. THE LEASE AND THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES THEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA. WITHOUT LIMITING THE FOREGOING, IN THE EVENT THAT THE LEASE AND THIS LEASE SUPPLEMENT ARE DEEMED TO CONSTITUTE A FINANCING, WHICH IS THE INTENTION OF THE PARTIES, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, SHALL GOVERN THE CREATION, TERMS AND PROVISIONS OF THE INDEBTEDNESS EVIDENCED THEREBY, BUT THE LIEN CREATED THEREBY AND HEREBY ON THE SUBJECT PROPERTY AND THE CREATION AND THE ENFORCEMENT OF SAID LIEN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA. THIS SECTION 9 SUPERSEDES IN ITS ENTIRETY SECTION 25.8 OF THE LEASE WITH RESPECT TO THE SUBJECT PROPERTY.

      SECTION 10. Counterpart Execution. This Lease Supplement is executed under seal and may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

      SECTION 11. Lessor's Liability Limited. To the extent that this instrument constitutes a mortgage or other security instrument, as is the intent of the parties pursuant to Section 5 hereof, this instrument is given to secure not only existing financing, but also future advances made by the Participants pursuant to or as provided in the Participation Agreement, for the matters described in Section 5, whether such advances are obligatory or to be made at the option of the Participants or otherwise, to the same extent as if such future advances were made on the date of execution of this instrument, although there may be no advance made at the time of execution hereof, and although there may be no financing outstanding at the time any advance is made. To the fullest extent permitted by law, the lien of this instrument shall be valid as to all such amounts, including all future advances, from the time this instrument is recorded. Nothing contained herein shall be deemed an obligation to make future advances to the Lessee.

      SECTION 12. Maximum Recourse Amount. The Maximum Recourse Amount for the Subject Property is 85% of the initial Lease Balance.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement No. 1 to be duly executed by an officer thereunto duly authorized as of the date and year first above written.


                                    CITRIX SYSTEMS, INC.,
                                       as the Lessee



                                    By:_________________________________
                                         Name:__________________________
                                         Title:___________________________

Witnesses:


________________________
Name:


________________________
Name:

                                    SELCO SERVICE CORPORATION,
                                       as the Lessor



                                    By:_________________________________
                                         Name:__________________________
                                         Title:___________________________

Witnesses:

________________________
Name:

________________________
Name:

State of .................  )
                            )  Section
County of ................  )


      Then personally appeared the above-named _________________, the __________________ of CITRIX SYSTEMS, INC., a Delaware corporation, and acknowledged the foregoing to be the free act and deed of said corporation, before me. He/She is personally known to me or has produced _____________ as identification.


                                         _________________________________
                                             Notary Public

                                             Name:_______________________


[Notarial Seal]                          My commission expires:

State of .................  )
                            )  Section
County of ................  )

      Then personally appeared the above-named _________________, the __________________ for SELCO SERVICE CORPORATION, an Ohio corporation, and acknowledged the foregoing to be the free act and deed of said corporation, before me. He/She is personally known to me or has produced ___________ as identification.


                                    _________________________________
                                         Notary Public

                                         Name:________________________


      [Notarial Seal]                      My commission expires:

                                   SCHEDULE I

                          Legal Description of the Land

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I   DEFINITIONS....................................................  1
            SECTION 1.1.    Definitions; Interpretation....................  1

ARTICLE II   LEASE.........................................................  2
            SECTION 2.1.    Acceptance and Lease of the Properties.........  2
            SECTION 2.2.    Acceptance Procedure...........................  2
            SECTION 2.3.    Basic Term.....................................  2
            SECTION 2.4.    Title..........................................  2

ARTICLE III   PAYMENT OF RENT..............................................  2
            SECTION 3.1.    Rent.  (a).....................................  2
            SECTION 3.2.    Payment of Rent................................  3
            SECTION 3.3.    Supplemental Rent..............................  3
            SECTION 3.4.    Method of Payment..............................  3

ARTICLE IV   QUIET ENJOYMENT; RIGHT TO INSPECT.............................  4
            SECTION 4.1.    Quiet Enjoyment................................  4
            SECTION 4.2.    Right to Inspect...............................  4

ARTICLE V   NET LEASE, ETC.................................................  4
            SECTION 5.1.    Net Lease......................................  4
            SECTION 5.2.    No Termination or Abatement....................  5

ARTICLE VI   ASSIGNMENT AND SUBLEASING BY LESSEE...........................  6
            SECTION 6.1.    General........................................  6
            SECTION 6.2.    Subletting.....................................  6
            SECTION 6.3.    Permitted Transfers............................  6

ARTICLE VII   LESSEE ACKNOWLEDGMENTS.......................................  7
            SECTION 7.1.    Condition of the Property......................  7
            SECTION 7.2.    Risk of Loss...................................  8
            SECTION 7.3.    No Obligation of Lessor to Repair, etc.........  8
            SECTION 7.4.    No Liability of Participants, etc..............  8

ARTICLE VIII   POSSESSION AND USE OF EACH PROPERTY, ETC....................  8
            SECTION 8.1.    Utility Charges................................  8
            SECTION 8.2.    Possession, Use and Operation of each
                            Property.......................................  9
            SECTION 8.3.    Compliance with Applicable Laws and Insurance
                            Requirements; Necessary Permits, etc...........  9
            SECTION 8.4.    Lessee's Right to Enforce Warranties...........  9


ARTICLE IX  MAINTENANCE AND REPAIR; REPLACEMENT OF PARTS..................  10
            SECTION 9.1.    Maintenance and Repair........................  10

ARTICLE X   MODIFICATIONS, ETC............................................  10
            SECTION 10.1.   Modifications, Substitutions and Replacements.  10

ARTICLE XI   DISCHARGE OF LIENS; CONDITION UPON RETURN....................  11
            SECTION 11.1.   Lessee's Obligation to Discharge Liens........  11
            SECTION 11.2.   Condition upon Return to Lessor...............  11

ARTICLE XII   PERMITTED CONTESTS; GRANTS AND RELEASES OF EASEMENTS;
            WARRANTY OF TITLE.............................................  12
            SECTION 12.1.   Permitted Contests in Respect of Applicable
                            Law Other Than Impositions....................  12
            SECTION 12.2.   Grants and Releases of Easements; Lessor's
                            Waivers.......................................  12

ARTICLE XIII   INSURANCE..................................................  14
            SECTION 13.1.   Required Insurance............................  14
            SECTION 13.2.   Deductibles; Insurance Providers; Coverage
                            and Endorsements; Confirmation of Insurance,
                            etc...........................................  14

ARTICLE XIV   CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS............  16
            SECTION 14.1.   Casualty and Condemnation.....................  16
            SECTION 14.2.   Environmental Matters.........................  19
            SECTION 14.3.   Notice of Environmental Matters...............  19

ARTICLE XV   TERMINATION OF LEASE.........................................  19
            SECTION 15.1.   Mandatory Termination upon Certain Events.....  19
            SECTION 15.2.   Termination Procedures........................  20

ARTICLE XVI   LEASE EVENTS OF DEFAULT.....................................  20
            SECTION 16.1.   Lease Events of Default.......................  20
            SECTION 16.2.   Remedies......................................  22
            SECTION 16.3.   Waiver of Certain Rights......................  26

ARTICLE XVII   LESSOR'S RIGHT TO CURE.....................................  26
            SECTION 17.1.   The Lessor's Right to Cure the Lessee's Lease
                            Defaults......................................  26

ARTICLE XVIII   PURCHASE PROVISIONS.......................................  26
            SECTION 18.1.   Purchase of the Property......................  26

ARTICLE XIX   EXTENSION OF EXPIRATION DATE................................  27
            SECTION 19.1.   Extension of Expiration Date..................  27

ARTICLE XX   REMARKETING OPTION...........................................  27

            SECTION 20.1.   Option to Remarket............................  27
            SECTION 20.2.   Conveyance upon Remarketing...................  29
            SECTION 20.3.   Acceptance of Bids............................  30
            SECTION 20.4.   Certain Obligations Continue..................  31

ARTICLE XXI   PROCEDURES RELATING TO PURCHASE.............................  31
            SECTION 21.1.   Provisions Relating to the Exercise of
                            Purchase Option or Obligation.................  31

ARTICLE XXII   ESTOPPEL CERTIFICATES; ACCEPTANCE OF SURRENDER; NO MERGER
            OF TITLE......................................................  32
            SECTION 22.1.   Estoppel Certificates.........................  32
            SECTION 22.2.   Acceptance of Surrender.......................  32
            SECTION 22.3.   No Merger of Title............................  32

ARTICLE XXIII   POWER OF SALE.............................................  32
            SECTION 23.1.   Power of Sale and Foreclosure.................  32
            SECTION 23.2.   Security for Obligations......................  33

ARTICLE XXIV   INTENT OF THE PARTIES......................................  33
            SECTION 24.1.   Nature of Transaction.........................  33

ARTICLE XXV   MISCELLANEOUS...............................................  34
            SECTION 25.1.   Survival; Severability; Etc...................  34
            SECTION 25.2.   Amendments and Modifications..................  34
            SECTION 25.3.   No Waiver.....................................  34
            SECTION 25.4.   Notices.......................................  34
            SECTION 25.5.   Successors and Assigns........................  34
            SECTION 25.6.   Headings and Table of Contents................  34
            SECTION 25.7.   Counterparts..................................  35
            SECTION 25.8.   GOVERNING LAW.................................  35
            SECTION 25.9.   Liability Limited.............................  35
            SECTION 25.10.  Original Lease................................  35
            SECTION 25.11.  Naming and Signage............................  36

EXHIBITS

Exhibit I - Form of Lease Supplement